AMENDMENT TO PROMOTION AGREEMENT

This Amendment to the Promotion Agreement between SCHERING CORPORATION ("Schering") and WARNER CHILCOTT PLC ("Warner Chilcott"), effective July 1, 1998 (the "Agreement"), is entered into as of the last date on the signature page hereof. Terms with initial capitals which are not specifically defined in this Amendment shall have the defined meaning set forth in the Agreement.

WHEREAS, pursuant to Article II of the Agreement, Schering granted Warner Chilcott the right to promote, market and sell Schering's Products in the Territory (both as defined in the Agreement); and

WHEREAS, Schering now desires to add two (2) products to the Agreement for promotion by Warner Chilcott and Warner Chilcott is desirous of promoting these additional products;

NOW, THEREFORE, in consideration of the foregoing facts and the mutual agreements and covenants set forth herein, Schering and Warner Chilcott agree that the Agreement is hereby amended as follows:

      1. The following terms shall be added to Article II of the Agreement:

            a. The term "Base Line Sales" for *** shall mean Adjusted Net Sales for the twelve (12) month period immediately preceding the start of the promotion by Warner Chilcott.

            b. The term "Nitro-Dur(R)" shall mean the transdermal nitroglycerin patch manufactured by Schering Corporation.

            c. The term "             ***

      2. The definition of "Products" in Article II of the Agreement shall be amended to read as follows:

            The term "Products" shall mean Imdur(R) Products, K-Dur(R) Products, Nitro-Dur(R) and *** .

      3.               ***

      4. Nitro-Dur(R) shall be distributed to those physicians and specialists described in Article IV of the Agreement. Schering shall *** Warner Chilcott for *** in distributing such samples and *** . Schering shall pay Warner Chilcott within forty-five (45) days of Schering's receipt of an invoice for *** .

      5. Schering shall pay sales incentives to Warner Chilcott for *** as follows:

***Confidential treatment has been requested for certain portions of this document which have been omitted and filed separately with the Secretary of the Securities and Exchange Commission. Omitted portions are indicated by "***".

            a. *** of Adjusted Net Sales up to Base Line Sales dollars.

            b. *** of Adjusted Net Sales above Base Line Sales dollars.

For ss.ss.5.a and b, Schering shall make any payments owed to Warner Chilcott for the *** within *** days of the end of each calendar quarter, provided that Schering receives the reports of Warner Chilcott's Detailing efforts required in
Article IX of the Agreement within the specified time frame. For ss.5.b, payments for each calendar quarter shall be made to Warner Chilcott based on *** Adjusted Net Sales for such quarter *** of Base Line annual Sales. Any payment adjustments required as a result of *** or as a result of *** in any quarter based on the annual results will be made in the payments for the period within *** days of Schering's receipt of *** for the relevant period.

      6. Article XV, ss.D of the Agreement shall be amended to read as follows:

      Warner Chilcott, at its sole discretion, may terminate this Agreement in its entirety upon thirty (30) days written notice to Schering if (i) the FDA withdraws or suspends marketing approval of Imdur(R) or K-Dur(R) covered by this Agreement; (ii) Schering voluntarily withdraws Imdur(R) or K-Dur(R) covered by this Agreement from the market; or (iii) the FDA restricts use of Imdur(R) or K-Dur(R) covered by this Agreement such that a significant loss of sales occurs. In the event Warner Chilcott does not terminate the entire Agreement under this ss.D, the remaining Schering Product shall be entitled to the first Detail.

      7. At Schering's sole discretion, Nitro-Dur(R) and *** may be entirely deleted from the Agreement and Nitro-Dur(R) may be replaced with one (1) other product. If *** is deleted from the Agreement, it may be replaced by one (1) other product subject to the mutual agreement of the Parties. Any such deletion or replacement shall have no effect on the base terms of the Agreement. In the event Schering deletes or replaces Nitro-Dur(R) or *** , Schering shall reimburse Warner Chilcott for out-of-pocket costs associated with the return of samples, promotion materials or other items requested by Schering in connection with such deletion or replacement.

      8. Article XV, ss.G of the Agreement shall be amended to read as follows:


                                      ***

***Confidential treatment has been requested for certain portions of this document which have been omitted and filed separately with the Secretary of the Securities and Exchange Commission. Omitted portions are indicated by "***".


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

      9. In the event Imdur(R) or K-Dur(R) is deleted from the Agreement for any reason and Warner Chilcott elects not to terminate the Agreement, then the remaining Products will all move up in priority, i.e., Imdur(R) or K-Dur(R) will become first detail, *** will become second detail; Nitro-Dur(R) will remain as a drop sample.

      10. It is agreed that Warner Chilcott shall have no direct contact with *** with respect to *** or any other product except with the prior written consent of Schering.

      11. Article XVI, ss.D shall be amended to read as follows:

      During the term of this Agreement, neither Warner Chilcott nor its Affiliates shall promote, market, sell or otherwise distribute any branded product containing potassium in any salt or *** .

      12. It is understood, acknowledged and agreed by the Parties that the promotion of *** by Warner Chilcott pursuant to this Amendment is contingent on *** . Warner Chilcott understands, acknowledges and agrees that Schering may not be successful in obtaining the license and that Schering shall have no liability, financial or otherwise, in the event the license in not obtained, and Warner Chilcott specifically waives any claims against Schering. Warner Chilcott further acknowledges and agrees that there are no assurances that Schering will be successful in obtaining the license and that in entering into this Amendment it has not been induced in any way by any promises or opinions by Schering that Schering will be successful in obtaining the license.

      13. It is understood and agreed by the Parties that, except as expressly amended and supplemented hereby, all other terms of the Agreement shall remain in full force and effect. This Amendment and the Agreement, together with any subsequent amendments thereto, constitute the entire understanding of the Parties. No modification of this Amendment shall be binding upon either Party unless approved in writing by an authorized representative of each of the Parties.

IN WITNESS WHEREOF, the parties have hereto affixed their authorized signatures as of the date set forth below.

SCHERING CORPORATION                        WARNER CHILCOTT PLC


By:    /s/  Richard Zahn                    By:    /s/  Roger Boissonneault
   ---------------------------                 -------------------------------
     RICHARD ZAHN                               ROGER BOISSONNEAULT
     President                                  President & COO

Date: 9/3/98                                Date: 9/1/98

***Confidential treatment has been requested for certain portions of this document which have been omitted and filed separately with the Secretary of the Securities and Exchange Commission. Omitted portions are indicated by "***".


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